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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                            reported): May 26, 2006

                         GS Mortgage Securities Corp.
   (as depositor for the GSAA Home Equity Trust 2006-9 formed pursuant to a
    Master Servicing and Trust Agreement, relating to the GSAA Home Equity
            Trust 2006-9, Asset-Backed Certificates, Series 2006-9)
            -------------------------------------------------------
            (Exact name of registrant as specified in its charter)

           Delaware                    333-132809              13-3387389
 ----------------------------  --------------------------  -------------------
 (State or Other Jurisdiction    (Commission File Number)    (IRS Employer
       of Incorporation)                                   Identification No.)

   85 Broad Street, New York, New York                             10004
------------------------------------------                   -----------------
 (Address of Principal Executive Offices)                        (Zip Code)


                                (212) 902-1000
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8     Other Events.
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Item 8.01.    Other Events.
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     On May 26, 2006, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Master Servicing and Trust Agreement, dated as of May 1, 2006 (the "Trust Agreement"), among the Company, as depositor, U.S. Bank National Trust Company, as trustee and as a custodian, Deutsche Bank, National Association, as custodian, and JPMorgan Chase Bank National Association, as master servicer, securities administrator and as a custodian of GSAA Home Equity Trust 2006-9, Asset-Backed Certificates, Series 2006-9 (the "Certificates"), issued in fifteen classes. The Class A-1, Class A-2, Class A-3, Class A-4-A, Class A-4-B, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1, Class B-2, Class R, Class RC and Class RX Certificates, with an aggregate scheduled principal balance as of May 1, 2006 of $1,579,922,300 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of May 24, 2006, by and between the Company and the Underwriter. The Trust Agreement is annexed hereto as Exhibit 99.1.

     On May 26, 2006, GSAA Home Equity Trust 2006-9 (the "Trust") entered into one interest rate swap agreement with Goldman Sachs Mitsui Marine Derivative Products, L.P. (the "Swap Agreement"), with Schedule and Confirmation thereto. The Swap Agreement is annexed hereto as Exhibit 99.2.

     On May 26, 2006, the Company entered into an Assignment Agreement (the "Avelo Conduit Step 1 Assignment Agreement") dated as of May 26, 2006, among Avelo Mortgage, LLC ("Avelo"), and Goldman Sachs Mortgage Company ("GSMC"). The Avelo Conduit Step 1 Assignment Agreement is annexed hereto as Exhibit 99.3.

     On May 26, 2006, the Company entered into an Assignment Agreement (the "Avelo Conduit Step 2 Assignment Agreement") dated as of May 26, 2006, among the Company, Avelo, U.S. Bank National Association ("U.S. Bank") and JPMorgan Chase Bank, National Association ("JPMorgan Chase"). The Avelo Conduit Step 2 Assignment Agreement is annexed hereto as Exhibit 99.4.

     On May 26, 2006, the Company entered into an Assignment Agreement (the "CHLS Conduit Step 1 Assignment Agreement") dated as of May 26, 2006, among Countrywide Home Loans Servicing, LP ("CHLS"), the Company and GSMC. The CHLS Conduit Step 1 Assignment Agreement is annexed hereto as Exhibit 99.5.

     On May 26, 2006, the Company entered into an Assignment Agreement (the "CHLS Step 2 Assignment Agreement") dated as of May 26, 2006, among the Company, CHLS, U.S. Bank and JPMorgan Chase. The CHLS Conduit Step 2 Assignment Agreement is annexed hereto as Exhibit 99.6.

     On May 26, 2006, the Company entered into an Assignment Agreement (the "CHL Step 1 Assignment Agreement") dated as of May 26, 2006, among Countrywide Home Loans, Inc. ("CHL"), the Company and GSMC. The CHL Step 1 Assignment Agreement is annexed hereto as Exhibit 99.7.

     On May 26, 2006, the Company, entered into an Assignment Agreement (the "CHL Step 2 Assignment Agreement") dated as of May 26, 2006, among the Company, CHL, U.S. Bank and JPMorgan Chase Bank, National Association. The CHL Step 2 Assignment Agreement is annexed hereto as Exhibit 99.8.

     On May 26, 2006, the Company entered into an Assignment Agreement (the "American Home Step 1 Assignment Agreement") dated as of May 26, 2006, among American Home Mortgage Corp. ("American Home"), the Company and GSMC. The American Home Step 1 Assignment Agreement is annexed hereto as Exhibit 99.9.

     On May 26, 2006, the Company entered into an Assignment Agreement (the "American Home Step 2 Assignment Agreement") dated as of May 26, 2006, among the Company, American Home, U.S. Bank and JPMorgan Chase Bank. The American Home Step 2 Assignment Agreement is annexed hereto as Exhibit 99.10.

     On May 26, 2006, the Company entered into an Assignment Agreement (the "Greenpoint Step 1 Assignment Agreement") dated as of May 26, 2006, among Greenpoint Mortgage Funding Incorporated ("Greenpoint"), the Company and GSMC. The Greenpoint Step 1 Assignment Agreement is annexed hereto as Exhibit 99.11.

     On May 26, 2006, the Company entered into an Assignment Agreement (the "Greenpoint Step 2 Assignment Agreement") dated as of May 26, 2006, among the Company, Greenpoint, U.S. Bank and JPMorgan Chase Bank. The Greenpoint Step 2 Assignment Agreement is annexed hereto as Exhibit 99.12.

     On May 26, 2006, the Company entered into an Assignment Agreement (the "Wells Fargo Step 1 Assignment Agreement") dated as of May 26, 2006, among Wells Fargo Bank, National Association, the Company and GSMC. The Wells Fargo Step 1 Assignment Agreement is annexed hereto as Exhibit 99.13.

     On May 26, 2006, the Company entered into an Assignment Agreement (the "Wells Fargo Step 2 Assignment Agreement") dated as of May 26, 2006, among the Company, Wells Fargo, U.S. Bank and JPMorgan Chase Bank. The Wells Fargo Step 2 Assignment Agreement is annexed hereto as Exhibit 99.14.

     On May 26, 2006, the Company entered into an Assignment Agreement (the "NatCity Step 1 Assignment Agreement") dated as of May 26, 2006, among National City Mortgage Company, the Company and GSMC. The NatCity Step 1 Assignment Agreement is annexed hereto as Exhibit 99.15.

     On May 26, 2006, the Company entered into an Assignment Agreement (the "NatCity Step 2 Assignment Agreement") dated as of May 26, 2006, among the Company, NatCity, U.S. Bank and JPMorgan Chase Bank. The NatCity Step 2 Assignment Agreement is annexed hereto as Exhibit 99.16.

     On May 26, 2006, the Company entered into an Assignment Agreement (the "Ameriquest Step 1 Assignment Agreement") dated as of May 26, 2006, among Ameriquest Mortgage Company, the Company and GSMC. The Ameriquest Step 1 Assignment Agreement is annexed hereto as Exhibit 99.17.

     On May 26, 2006, the Company entered into an Assignment Agreement (the "Ameriquest Step 2 Assignment Agreement") dated as of May 26, 2006, among the Company, Ameriquest, U.S. Bank and JPMorgan Chase Bank. The Ameriquest Step 2 Assignment Agreement is annexed hereto as Exhibit 99.18

     On May 26, 2006, the Company entered into an Assignment Agreement (the "Novelle Step 1 Assignment Agreement") dated as of May 26, 2006, among Novelle Financial Services Inc., the Company and GSMC. The Novelle Step 1 Assignment Agreement is annexed hereto as Exhibit 99.19.

     On May 26, 2006, the Company entered into an Assignment Agreement (the "Novelle Step 2 Assignment Agreement") dated as of May 26, 2006, among the Company, Novelle, U.S. Bank and JPMorgan Chase Bank. The Novelle Step 2 Assignment Agreement is annexed hereto as Exhibit 99.20.

     Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.

Section 9     Financial Statements and Exhibits.
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Item 9.01     Financial Statements and Exhibits.
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(a)  Financial statements of businesses acquired:
     --------------------------------------------

        Not applicable.

(b)  Pro forma financial information:
     --------------------------------

        Not  applicable.

(c)  Exhibits:
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Exhibit 99.1   Master Servicing and Trust Agreement, dated as of May 1, 2006, among GS Mortgage Securities Corp., as depositor, U.S. Bank, National Association as trustee and as a custodian, Deutsche Bank, National Association as a custodian, and JPMorgan Chase as Master Servicer, securities administrator and as a custodian.

Exhibit 99.2 Interest Rate Swap Agreement, dated as of May 26, 2006, between GSAA Home Equity Trust 2006-9 and Goldman Sachs Mitsui Marine Derivative Products, L.P., with Schedule and Confirmation thereto.

Exhibit 99.3 Avelo Conduit Step 1 Assignment Agreement, dated as of May 26, 2006, among Avelo, GSMC and the Company.

Exhibit 99.4 Avelo Conduit Step 2 Assignment Agreement, dated as of May 26, 2006, among the Company, Avelo, U.S. Bank and JPMorgan Chase Bank.

Exhibit 99.5 CHLS Conduit Step 1 Assignment Agreement, dated as of May 26, 2006, among CHLS, GSMC and the Company.

Exhibit 99.6 CHLS Conduit Step 2 Assignment Agreement, dated as of May 26, 2006, among the Company, CHLS, U.S. Bank and JPMorgan Chase Bank.

Exhibit 99.7 CHL Step 1 Assignment Agreement, dated as of May 26, 2006, among CHL, GSMC and the Company.

Exhibit 99.8 CHL Step 2 Assignment Agreement, dated as of May 26, 2006, among the Company, CHL, U.S. Bank and JPMorgan Chase Bank.

Exhibit 99.9 American Home Step 1 Assignment Agreement, dated as of May 26, 2006, among American Home, GSMC and the Company.

Exhibit 99.10 American Home Step 2 Assignment Agreement, dated as of May 26, 2006, among the Company, American Home, U.S. Bank and JPMorgan Chase Bank.

Exhibit 99.11 Greenpoint Step 1 Assignment Agreement, dated as of May 26, 2006, among Greenpoint, GSMC and the Company.

Exhibit 99.12 Greenpoint Step 2 Assignment Agreement, dated as of May 26, 2006, among the Company, Greenpoint, U.S. Bank and JPMorgan Chase Bank.

Exhibit 99.13 Wells Fargo Step 1 Assignment Agreement, dated as of May 26, 2006, among Wells Fargo, GSMC and the Company.

Exhibit 99.14 Wells Fargo Step 2 Assignment Agreement, dated as of May 26, 2006, among the Company, Wells Fargo, U.S. Bank and JPMorgan Chase Bank.

Exhibit 99.15 NatCity Step 1 Assignment Agreement, dated as of May 26, 2006, among NatCity, GSMC and the Company.

Exhibit 99.16 NatCity Step 2 Assignment Agreement, dated as of May 26, 2006, among the Company, NatCity, U.S. Bank and JPMorgan Chase Bank.

Exhibit 99.17 Ameriquest Step 1 Assignment Agreement, dated as of May 26, 2006, among Ameriquest, GSMC and the Company.

Exhibit 99.18 Ameriquest Step 2 Assignment Agreement, dated as of May 26, 2006, among the Company, Ameriquest, U.S. Bank and JPMorgan Chase Bank.

Exhibit 99.19 Novelle Step 1 Assignment Agreement, dated as of May 26, 2006, among Novelle, GSMC and the Company.

Exhibit 99.20 Novelle Step 2 Assignment Agreement, dated as of May 26, 2006, among the Company, Novelle, U.S. Bank and JPMorgan Chase Bank.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 12, 2006

                                    GS MORTGAGE SECURITIES CORP.



                                    By: /s/ Howard Atarescu
                                        ---------------------------
                                        Name:  Howard Atarescu
                                        Title: Vice President


                                                   Exhibit Index
                                                   -------------

Exhibit Index
-------------

Item 601(a) of                                      Description                            Paper (P) or Electronic (E)
--------------                                      -----------                            ---------------------------
Regulation S-K
--------------
       99.1                Master Servicing and Trust Agreement, dated as of May 1, 2006,                E
                           among GS Mortgage Securities Corp., as depositor, U.S. Bank,
                           National Association as trustee and as a custodian, Deutsche
                           Bank, National Association as a custodian, and JPMorgan Chase as Master Servicer, securities administrator and as a
                           custodian.

       99.2                Interest Rate Swap Agreement, dated as of May 26, 2006,                       E
                           between GSAA Home Equity Trust 2006-9 and Goldman Sachs Mitsui
                           Marine Derivative Products, L.P., with Schedule and
                           Confirmation thereto.

       99.3                Avelo Conduit Step 1 Assignment Agreement, dated as of May 26,                E
                           2006, among Avelo, GSMC and the Company.

       99.4                Avelo Conduit Step 2 Assignment Agreement, dated as of May 26,                E
                           2006, among the Company, Avelo, U.S. Bank National Association and JPMorgan Chase Bank.

       99.5                CHLS Conduit Step 1 Assignment Agreement, dated as of May 26,                 E
                           2006, among CHLS, GSMC and the Company.

       99.6                CHLS Conduit Step 2 Assignment Agreement, dated as of May 26,                 E
                           2006, among the Company, CHLS, U.S. Bank and JPMorgan Chase
                           Bank.

       99.7                CHL Step 1 Assignment Agreement, dated as of May 26, 2006,                    E
                           among CHL, GSMC and the Company.

       99.8                CHL Step 2 Assignment Agreement, dated as of May 26,  2006,                   E
                           among the Company, CHL, U.S. Bank and JPMorgan Chase Bank.

       99.9                American Home Step 1 Assignment Agreement, dated as of May 26,                E
                           2006, among American Home, GSMC and the Company.




      99.10                American Home Step 2 Assignment Agreement, dated as of May 26,                E
                           2006, among the Company, American Home, U.S. Bank and JPMorgan
                           Chase Bank.

      99.11                Greenpoint Step 1 Assignment Agreement, dated as of May 26,                   E
                           2006, among Greenpoint, GSMC and the Company.

      99.12                Greenpoint Step 2 Assignment Agreement, dated as of May 26,                   E
                           2006, among the Company, Greenpoint, U.S. Bank and JPMorgan
                           Chase Bank.

      99.13                Wells Fargo Step 1 Assignment Agreement, dated as of May 26,                  E
                           2006, among Wells Fargo, GSMC and the Company.

      99.14                Wells Fargo Step 2 Assignment Agreement, dated as of May 26,                  E
                           2006, among the Company, Wells Fargo, U.S. Bank and JPMorgan
                           Chase Bank.

      99.15                NatCity Step 1 Assignment Agreement, dated as of May 26, 2006,                E
                           among NatCity, GSMC and the Company.

      99.16                NatCity Step 2 Assignment Agreement, dated as of May 26, 2006,                E
                           among the Company, NatCity, U.S. Bank and JPMorgan Chase Bank.

      99.17                Ameriquest Step 1 Assignment Agreement, dated as of May 26,                   E
                           2006, among Ameriquest, GSMC and the Company.

      99.18                Ameriquest Step 2 Assignment Agreement, dated as of May 26,                   E
                           2006, among the Company, Ameriquest, U.S. Bank and JPMorgan
                           Chase Bank.

      99.19                Novelle Step 1 Assignment Agreement, dated as of May 26, 2006,                E
                           among Novelle, GSMC and the Company.

      99.20                Novelle Step 2 Assignment Agreement, dated as of May 26, 2006,                E
                           among the Company, Novelle, U.S. Bank and JPMorgan Chase Bank.
